SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 5, 2007
                                                        -------------

                         FRANKLIN ELECTRIC CO., INC.
                         ---------------------------

           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            INDIANA                0-362                35-0827455
            -------                -----                ----------

        (STATE OR OTHER       (COMMISSION FILE       (I.R.S. EMPLOYER
        JURISDICTION OF           NUMBER)          IDENTIFICATION NO.)
       INCORPORATION OR
         ORGANIZATION)


                  400 EAST SPRING STREET                  46714
                     BLUFFTON, INDIANA                    -----
                     -----------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

                               (260) 824-2900
                               --------------
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  No Change

       (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   /_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   /_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   /_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   /_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


   ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

   In accordance with the Corporate Governance Guidelines of Franklin Electric Co., Inc., (the "Company"), Diana S. Ferguson offered her resignation from the Company's Board of Directors because of a change in her primary employment. On April 5, 2007, the Board of Directors, acting upon the recommendation of the Corporate Governance Committee, accepted Ms. Ferguson's resignation, effective immediately. The Board of Directors also acted upon the recommendation of the Corporate Governance Committee to appoint David M. Wathen as a member of the Audit Committee to fill the vacancy created by Ms. Ferguson's resignation.


                                 SIGNATURES
                                 ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FRANKLIN ELECTRIC CO., INC.
                                              (Registrant)


   Date:  April 11, 2007              By  /s/ Thomas J. Strupp
                                          -------------------------------
                                          Thomas J. Strupp,
                                          Vice President, Chief Financial
                                          Officer and Secretary (Principal
                                          Financial and Accounting Officer)